Deferred tax	12 Months Ended
Jun. 30, 2024
Text block [abstract]
Deferred tax
Note 20. Deferred tax

	2024	2023
	A$’000	A$’000

Non-current Liabilities
Deferred tax liability associated with Licensing Agreement	2,018	2,289

The Company completed an analysis of the availability of historical tax losses to offset the deferred tax liability concluding the historical tax losses are not expected to be available for offset against the deferred tax liability.